STATEMENTS OF FINANCIAL CONDITION - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Plan cash held by Microsoft Corporation	$ 62,890,113	$ 55,640,675
Total assets	62,890,113	55,640,675
Liabilities and plan equity
Payable to participants	62,890,113	55,640,675
Plan equity	0	0
Total liabilities and plan equity	$ 62,890,113	$ 55,640,675